Exhibit 99.2
2010 Fourth Quarter and Full-Year Results January 25, 2011 (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide.

Forward-Looking Statements This presentation and comments made by management contain forward-looking statements including, among others, statements regarding the expected future operating results of TSYS. These statements are based on management's current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors. More information about these risks, uncertainties and factors may be found in TSYS' 2009 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise. (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 2

Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items, operating margin excluding reimbursable items and the impact of the acquisition of TMS, revenues measured on a constant currency basis, free cash flow and EBITDA. The most comparable GAAP measures to these measures are revenues, operating margin, revenues, cash flows from operating activities and net income, respectively. Management uses these non- GAAP financial measures to assess the performance of TSYS' core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS' operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation. (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 3

Phil Tomlinson Chairman and Chief Executive Officer (c)2010 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide.

Jim Lipham Chief Financial Officer (c)2010 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide.

Consolidated Selected Financial Highlights (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 6 Total Revenues $ 439,991 $ 432,529 1.7% $ 1,717,577 $ 1,677,483 2.4 % Revenues Before Reimbursable Items 373,844 360,440 3.7 1,442,436 1,407,305 2.5 Operating Income 70,974 93,908 (24.4) 309,429 344,026 (10.1) Income from Continuing Operations Available to TSYS Common Shareholders 47,255 60,642 (22.1) 197,192 221,757 (11.1) Net Income Attributable to TSYS Common Shareholders 47,173 60,214 (21.7) 193,947 215,213 (9.9) Total Cardholder Transactions (in millions) 2,088.5 1,895.1 10.2 7,670.4 7,273.0 5.5 4th Qtr 2010 4th Qtr 2009 Percent Change YTD 2010 YTD 2009 Percent Change (in thousands)

Net Acquisition Impact - TSYS Merchant Solutions (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 7 4th Qtr 2010 YTD 2010 Total Revenues $ 34,942 $ 97,734 Operating profit prior to fees 6,961 18,776 Third-party acquisition fees 272 4,130 Operating Income 6,689 14,646 Income from continuing operations 5,607 12,651 Noncontrolling interest (3,393) (9,122) Income from continuing operations attributable to TSYS common shareholders 2,214 3,529 (in thousands)

2010 YTD Revenue Change Revenues Before Reimbursable Items (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 8 10% 15% 5% 0% 4% Internal Growth New Clients 2% Acquisitions 7% Lost Business, Non- recurring Items and Price Compression (10%) Reported 3% Currency 0%

Account on File Portfolio Summary (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 9 Dec 2010 Dec 2009 Sept 2010 Year Over Year Change Due To: Sequential Change Due To: Consumer 179.5 187.8 (8.3) Deconversions 180.2 (0.7) Purges/ Deconversions Stored Value 55.3 42.0 13.3 Client Adds 51.4 3.9 Client Adds Commercial 49.7 41.1 8.6 Client Adds 51.9 (2.2) Purges Government Services 28.1 25.5 2.6 Normal Seasonal Increase 26.9 1.2 Retail 24.2 42.9 (18.7) Deconversions/ Purges 23.1 1.1 Debit 5.3 5.2 0.1 5.1 0.2 Healthcare 0.8 0.3 0.5 Client Adds 0.6 0.2 Client Adds 342.9 344.8 (1.9) 339.2 3.7 (in millions)

Key Drivers 4Q 2010 Year Over Year Segment Financial Highlights ($10.2 million) revenues associated with deconverted clients or lost business Termination fees of $8.4 million Volumes FTEs 4,300 Accounts on file were 296.7 million Total cardholder transactions were 1,730.6 million, an increase of 9.7% (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 10 Revenues $234.0 million Revenues Excluding Reimbursables $198.7 million Operating Income $56.3 million Operating Margin 24.1% Operating Margin Excluding Reimbursables 28.4% Same Client Transactions 1,651.9 million Increase of 7.2% North America Services

Key Drivers 4Q 2010 Year Over Year Segment Financial Highlights Negative currency impact on revenues of $0.7 million Deconversion fee in 2009 of $8.9M Impacted by additional expenses in Brazil Volumes FTEs 2,000 Accounts on file were 46.3 million Total cardholder transactions were 357.9 million, an increase of 12.8% (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 11 Revenues $92.2 million Revenues Constant currency basis $93.0 million Operating Income $7.4 million Operating Margin 8.1% Operating Margin Excluding Reimbursables 8.4% Same Client Transactions 334.2 million Increase of 5.4% International Services

Key Drivers 4Q 2010 Year Over Year Segment Financial Highlights Internal growth improved to 8.4% Acquisition of controlling interest in TSYS Merchant Solutions Operating margin excluding reimbursable items and TMS was 39.0% Volumes FTEs 1,100 (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 12 Revenues $122.5 million Revenues Excluding Reimbursables $93.5 million Operating Income $29.8 million Operating Margin 24.3% Operating Margin Excluding Reimbursables 31.9% Merchant Services

Key Drivers 4Q 2010 Year Over Year Segment Financial Highlights Contains costs associated with corporate administrative functions Executive, finance, legal, human resources Mergers & acquisitions Increased $4.6 million over last year Volumes FTEs 300 (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 13 Operating Expenses $22.6 million Corporate Administration

Cash Flow Strength: 2010 Consolidated Financial Highlights (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 14 (in millions)

Cash Balance (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 15 $500 $1,000 $250 $0 (10%) $750 Beginning Balance $450 Operating Activities $389 CAP Ex ($217) Acquisitions ($144) Dividends ($55) Share Repurchase ($46) Other $18 Ending Balance $395 TMS Purchase 49% 1/1/11 (in millions)

2011 Guidance Revenue Change Revenues Before Reimbursable Items (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 16 10% 15% 5% 0% 2-3% Internal Growth New Clients 5-8% Acquisitions 0-1% Lost Business, Non- recurring Items and Price Compression (6-10%) Guidance 3-5% Currency 2-3%

2011 Guidance (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 17 Range Change Range Percent Change Total Revenues $ 1,748 $ 1,788 2% 4 % Reimbursable Items 260 267 (5) (3) Revenues Before Reimbursable Items 1,488 1,521 3 5 Income from Continuing Operations Available to TSYS Common Shareholders 211 216 7 9 Earnings per Share from Continuing Operations 1.09 1.11 9 * 11 * Average Shares 194.5 194.5 (in millions except per share data) A list of the assumptions underlying the 2011 guidance is included in the Appendix. * - Denotes rounding

Appendix (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 18

Appendix Non-GAAP Reconciliation - Revenues Before Reimbursable Items (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 19 Three Months Ended 12/31/10 12/31/09 Twelve Months Ended 12/31/10 12/31/09 Total Revenues $ 439,991 $ 432,529 $ 1,717,577 $ 1,677,483 Reimbursable Items 66,147 72,089 275,141 270,178 Revenues Before Reimbursable Items $ 373,844 $ 360,440 $ 1,442,436 $ 1,407,305 (in thousands)

Three Months Ended 12/31/10 12/31/09 Three Months Ended 12/31/10 12/31/09 Three Months Ended 12/31/10 12/31/09 (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 20 Operating Income (a) $ 56,338 $ 71,184 $ 7,429 $ 21,240 $ 29,782 $ 19,457 Total Revenues (b) 233,960 253,579 92,248 101,350 122,519 85,653 Reimbursable Items 35,218 39,552 3,701 5,086 29,037 29,288 Revenues Before Reimbursable Items(c) 198,742 214,027 88,547 96,264 93,482 56,365 Operating Margin (a)/(b) 24.08% 28.07% 8.05% 20.96% 24.31% 22.72 % Operating Margin Excluding Reimbursables (a)/(c) 28.35% 33.26% 8.39% 22.06% 31.86% 34.52 % Segment Operating Income - TMS (d) $ 6,961 Operating Income excluding the acquisition of TMS (e) 22,821 TMS revenues (f) 34,942 Revenues before reimbursable items excluding TMS (g) 58,540 Operating margin excluding reimbursables (e)/(g) 38.98 % Appendix Non-GAAP Reconciliation - Segment Operating Margin Excluding Reimbursable Items North America International Merchant (in thousands)

Three Months Ended 12/31/10 12/31/09 Percentage Change Appendix Non-GAAP Reconciliation - Constant Currency (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 21 (1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period. (2) Reflects the impact of calculated changes in foreign currency rates from the comparable period. Twelve Months Months Ended 12/31/10 12/31/09 Percentage Change Consolidated: Constant Currency (1) $ 440,742 $ 432,529 1.9% $ 1,716,576 $ 1,677,483 2.3 % Foreign Currency (2) (751) --- (0.2) 1,001 --- 0.1 Total Revenues 439,991 432,529 1.7% 1,717,577 1,677,483 2.4 % International Services: Constant Currency (1) $ 92,963 $ 101,350 (8.3)% $ 333,830 $ 337,757 (1.2) % Foreign Currency (2) (715) --- (0.7) 1,124 --- 0.4 Total Revenues $ 92,248 $ 101,350 (9.0)% $ 334,954 $ 337,757 (0.8) % (in thousands)

Appendix Non-GAAP Reconciliation - EBITDA (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 22 Twelve Months Ended 12/31/2010 Net Income $ 205,621 Adjusted for: Add: Discontinued Operations 3,246 Deduct: Equity in Income of Equity Investments (7,142) Add: Income Taxes 106,088 Add: Nonoperating expense 1,617 Add: Depreciation and Amotization 162,927 EBITDA 472,357 (in thousands)

Appendix Non-GAAP Reconciliation - Free Cash Flow (c)2011 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 23 Twelve Months Ended 12/31/2010 Cash Flows from Operating Activities $ 389,160 Less: Purchase of Property and Equipment (46,547) Additions to Licensed Computer Software from Vendors (69,826) Additions to Internally Developed Computer Software (25,466) Additions to Contract Acquisition Costs (75,669) Free Cash Flow $ 171,652 (in thousands)

(c)2010 Total System Services, Inc.(r) Proprietary. All rights reserved worldwide. 24 Appendix List of Assumptions 2011 Guidance The economy will not worsen during 2011; there will be no deconversions of large clients during the year; there will be no significant movement in foreign currency exchange rates related to TSYS' business during 2011; TSYS will not incur significant expenses associated with the conversion of new large clients or acquisitions, or any significant impairment of goodwill or other intangibles; and there will be no significant movements in LIBOR, and no significant draws on the remaining balance of TSYS' revolving credit facility.